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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2002


                           JAMES CABLE PARTNERS, L.P.
                            JAMES CABLE FINANCE CORP.
           (Exact name of each registrant as specified in its charter)

           Delaware                        333-35183                       38-2778219
           Michigan                        333-35183-01                    38-3182724
 (State or other jurisdiction         (Commission File Nos.)              (IRS Employer
      of incorporation)                                                Identification Nos.)

       38710 Woodward Avenue, Suite 180, Bloomfield Hills, Michigan 48304
               (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:   (248) 647-1080

          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION F-D DISCLOSURE

         On November 13, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the registrants submitted to the Securities and Exchange Commission the certifications by their respective chief executive officer and chief financial officer of the registrants' Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 filed on November 13, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           James Cable Partners, L.P.

Date:  November 15, 2002                   By: /s/ William R. James
                                               --------------------
                                           Name: William R. James
                                           Title: President of Jamesco, Inc., a
                                           general partner of James
                                           Communications Partners, the general
                                           partner of James Cable Partners, L.P.
                                           (Chief Executive Officer)





                                           James Cable Finance Corp.

Date:  November 15, 2002                   By: /s/ William R. James
                                               --------------------
                                           Name: William R. James
                                           Its: President